Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

Exhibit 99.2
	12/11 QTR		3/12 QTR		6/12 QTR

Loan Loss Reserve - Total	$154,540		$143,819		$137,951
General	114,552		114,039		116,164
Specific	39,988		29,781		21,787
Allowance as a % of Gross Loans	1.88%		1.79%		1.73%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,549,770	11.73%	1,557,847	11.70%	1,567,757	11.87%
Core	1,549,770	11.73	1,557,847	11.70	1,567,757	11.87
Risk Based	1,632,494	24.96	1,637,250	26.06	1,646,427	26.43

	12/11 QTR		3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD
Loan Originations - Total	$285,763		$263,768	$549,531	$430,229	$979,761
Single-Family Residential	121,430		114,954	236,384	157,486	393,871
Construction - Speculative	31,389		27,951	59,340	45,407	104,747
Construction - Custom	51,420		38,184	89,604	49,755	139,359
Land - Acquisition & Development	1,994		3,714	5,708	6,109	11,817
Land - Consumer Lot Loans	1,452		3,027	4,479	3,919	8,398
Multi-Family	38,431		30,135	68,566	58,088	126,654
Commercial Real Estate	22,215		10,900	33,115	26,365	59,480
Commercial & Industrial	8,239		26,637	34,876	71,835	106,711
HELOC	9,193		8,266	17,459	11,265	28,724
Consumer	—		—	—	—	—

1 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	12/11 QTR	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD
Loan Servicing Fee Income	$1,774	$2,052	$3,826	$1,482	$5,309
Other Fee Income	1,170	775	1,945	753	2,699
Total Fee Income	$2,944	$2,827	$5,771	$2,235	$8,008

	12/11 QTR	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD
Operating Expenses/Average Assets	1.01%	1.08%	1.05%	1.06%	1.05%
Efficiency Ratio	31.71	33.58	32.65	33.92	33.68
Amortization of Intangibles	$380	$407	$787	$366	$1,153

Repayments	12/11 QTR	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD
Loans	$525,313	$439,112	$964,425	$483,219	$1,447,644
MBS	335,274	294,904	630,178	315,190	945,368

EOP Numbers	12/11 QTR	3/12 QTR		6/12 QTR
Shares Issued and Outstanding	107,460,435	106,867,527		106,884,239

Share repurchase information	12/11 QTR	3/12 QTR	3/12 YTD	6/12 QTR	6/12 YTD
Remaining shares auth. for repurchase	7,533,514	6,908,314	6,908,314	6,908,314	6,908,314
Shares repurchased	1,550,000	625,200	2,175,200	—	2,175,200
Average share repurchase price	$13.11	$16	$13.93	$—	$13.93

2 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

Tangible Common Book Value	12/11 QTR	3/12 QTR	6/12 QTR
$ Amount	$1,653,435	$1,650,807	$1,676,850
Per Share	15.39	15.45	15.69

# of Employees	1,241	1,248	1,237
Tax Rate - Going Forward	36.00%	36.00%	36.00%

Investments	12/11 QTR	3/12 QTR	6/12 QTR
Available-for-sale:
Agency MBS	$3,343,771	$3,372,397	$3,184,758
Other	204,305	315,228	441,357
	$3,548,076	$3,687,625	$3,626,115
Held-to-maturity:
Agency MBS	$41,431	$37,912	$34,433
Other	795	795	795
	$42,226	$38,707	$35,228

3 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	AS OF 12/31/11		AS OF 3/31/12		AS OF 6/30/12
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$6,082,490	74.1%	$5,973,633	74.4%	$5,905,148	74.1%
Construction - Speculative	130,120	1.6%	128,857	1.6%	132,630	1.7%
Construction - Custom	271,227	3.3%	235,566	2.9%	210,488	2.6%
Land - Acquisition & Development	175,965	2.1%	156,458	1.9%	139,603	1.7%
Land - Consumer Lot Loans	154,874	1.9%	149,966	1.9%	145,129	1.8%
Multi-Family	689,149	8.4%	687,696	8.6%	693,837	8.7%
Commercial Real Estate	415,394	5.1%	394,489	4.9%	401,594	5.0%
Commercial & Industrial	93,792	1.1%	102,685	1.3%	153,677	1.9%
HELOC	132,089	1.6%	130,583	1.6%	128,596	1.6%
Consumer	63,243	0.8%	71,205	0.9%	68,317	0.9%
	$8,208,343	100%	$8,031,138	100%	$7,979,019	100%
Less:
ALL	154,540		143,819		137,951
Loans in Process	159,437		133,379		155,051
Discount on Acquired Loans	48,929		43,687		35,200
Deferred Net Origination Fees	35,362		34,236		34,612
	398,268		355,121		362,814
	$7,810,075		$7,676,017		$7,616,205

	AS OF 12/31/11		AS OF 3/31/12		AS OF 6/30/12
Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,968,821	76.4%	$5,862,053	76.5%	$5,795,922	76.0%
Construction - Speculative	88,341	1.1%	86,255	1.1%	82,829	1.1%
Construction - Custom	159,091	2.0%	144,017	1.9%	122,708	1.6%
Land - Acquisition & Development	138,749	1.8%	128,660	1.7%	112,914	1.5%
Land - Consumer Lot Loans	145,923	1.9%	141,614	1.8%	137,069	1.8%
Multi-Family	665,649	8.5%	670,790	8.7%	668,240	8.8%
Commercial Real Estate	396,342	5.1%	355,912	4.6%	364,163	4.8%
Commercial & Industrial	62,592	0.8%	95,274	1.2%	144,523	1.9%
HELOC	124,280	1.6%	123,457	1.6%	122,609	1.6%
Consumer	60,287	0.8%	67,985	0.9%	65,228	0.9%
	$7,810,075	100%	$7,676,017	100%	$7,616,205	100%

* Excludes covered loans

4 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	AS OF 12/31/11			AS OF 3/31/12			AS OF 6/30/12
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$4,265,429	48.1%	64	$4,257,205	48.3%	64	$4,247,080	48.8%	64
ID	583,244	6.6%	16	586,625	6.7%	16	577,486	6.7%	16
OR	1,343,553	15.1%	28	1,352,292	15.4%	28	1,344,466	15.5%	28
UT	340,278	3.8%	10	338,766	3.9%	10	337,981	3.9%	10
NV	204,034	2.3%	4	203,674	2.3%	4	208,007	2.4%	4
TX	125,592	1.4%	6	126,557	1.4%	6	104,084	1.2%	4
AZ	1,330,322	15.0%	22	1,256,135	14.3%	22	1,214,099	14.0%	23
NM	683,223	7.7%	16	677,186	7.7%	16	649,978	7.5%	16
Total	$8,875,675	100.0%	166	$8,798,440	100.0%	166	$8,683,181	100.0%	165

	12/11 QTR			3/12 QTR			6/12 QTR
Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$266,073	3.0%		$267,031	3.0%		$272,819	3.1%
NOW (interest)	584,517	6.6		594,878	6.8		595,208	6.9
Savings (passbook/stmt)	273,823	3.1		291,958	3.3		300,182	3.5
Money Market	1,725,804	19.4		1,710,756	19.4		1,700,233	19.6
CD's	6,025,458	67.9		5,933,817	67.5		5,814,739	66.9
Total	$8,875,675	100.0%		$8,798,440	100.0%		$8,683,181	100.0%

Deposits greater than $250,000 - EOP	$1,001,418			$992,794			$1,010,371

Brokered Deposits	$—			$—			$—

5 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	12/11 QTR		3/12 QTR		6/12 QTR
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	121,218	65.3%	116,284	70.0%	129,295	75.6%
Construction - Speculative	9,076	4.9	8,190	4.9	12,424	7.3
Construction - Custom	635	0.3	539	0.3	539	0.3
Land - Acquisition & Development	35,149	18.9	25,036	15.1	12,514	7.3
Land - Consumer Lot Loans	6,851	3.7	5,641	3.4	5,844	3.4
Multi-Family	7,028	3.8	4,530	2.7	3,405	2.0
Commercial Real Estate	4,774	2.6	4,997	3.0	6,285	3.7
Commercial & Industrial	8	—	1	—	—	—
HELOC	611	0.3	591	0.4	388	0.2
Consumer	433	0.2	344	0.2	339	0.2
Total non-accrual loans	185,783	100.0%	166,153	100.0%	171,033	100.0%
Total REO	126,432		99,826		88,231
Total REHI	31,450		20,269		19,226
Total non-performing assets	$343,665		$286,248		$278,490

Total non-performing assets as a
% of total assets	2.52%		2.11%		2.07%

6 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	12/11 QTR		3/12 QTR		6/12 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$322,669	80.3%	$352,622	82.6%	$360,150	83.2%
Construction - Speculative	18,782	4.7	20,485	4.8	15,875	3.7
Construction - Custom	1,196	0.3	—	—	1,196	0.3
Land - Acquisition & Development	23,299	5.8	20,443	4.8	17,075	3.9
Land - Consumer Lot Loans	14,411	3.6	14,389	3.4	14,107	3.3
Multi-Family	18,635	4.6	16,955	4.0	17,007	3.9
Commercial Real Estate	1,729	0.4	1,714	0.4	7,049	1.6
Commercial & Industrial	804	0.2	4	—	2	—
HELOC	263	0.1	177	—	290	0.1
Consumer	—	—	—	—	—	—
Total restructured loans (2)	401,788	100.0%	426,789	100.0%	432,751	100.0%

(2) Restructured loans were as follows:
Performing	$361,551	90.0%	$387,010	90.7%	$399,299	92.3%
Non-accrual *	40,237	10.0	39,779	9.3	33,452	7.7
* Included in "Total non-accrual loans" above	$401,788	100.0%	$426,789	100.0%	$432,751	100.0%

7 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

	12/11 QTR		3/12 QTR		6/12 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$11,329	0.75%	$14,246	0.95%	$11,896	0.81%
Construction - Speculative	440	1.35	980	3.04	2,203	6.64
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	2,131	4.84	11,738	30.01	986	2.82
Land - Consumer Lot Loans	671	1.73	687	1.83	670	1.85
Multi-Family	1,079	0.63	98	0.06	(279)	(0.16)
Commercial Real Estate	—	—	146	0.15	58	0.06
Commercial & Industrial	(2,191)	(9.34)	59	0.23	(2)	(0.01)
HELOC	(52)	(0.16)	76	0.23	141	0.44
Consumer	422	2.67	691	3.88	563	3.30
Total net charge-offs	$13,829	0.67%	$28,721	1.43%	$16,236	0.81%
** Annualized Net Charge-offs divided by Gross Balance

	12/11 QTR		3/12 QTR		6/12 QTR
SOP 03-3
Accretable Yield	$31,721		$46,485		$40,258
Non-Accretable Yield	190,895		219,636		219,636
Total Contractual Payments	$222,616		$266,121		$259,894

Interest Rate Risk
One Year GAP	(18.1)%		(14.5)%		(8.8)%
NPV post 200 bps shock*	10.87%		13.04%		12.78%
Change in NII after 200 bps shock*	(3.40)%		(3.40)%		(1.40)%
* Assumes no balance sheet management
	12/11 QTR		3/12 QTR		6/12 QTR
CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,126,426	1.20%	$1,209,647	0.86%	$1,009,301	0.94%
From 4 to 6 months	1,193,610	0.88	981,387	0.96	1,496,971	1.05
From 7 to 9 months	725,357	1.17	1,074,104	1.33	626,115	1.63
From 10 to 12 months	1,071,946	1.33	628,188	1.63	536,825	0.85

8 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended	SFR Mortgages	GSE MBS
12/31/2010	30.1%	28.6%
3/31/2011	20.9	17.1
6/30/2011	13.3	12.1
9/30/2011	17.1	17.5
12/31/2011	22.0	32.6
3/31/2012	19.5	27.5
6/30/2012	20.9	30.7

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

9 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2012
Single-Family Residential	31,789	186	$5,902,632	162	84	508	754	2.37%	$165,664	2.81%
Construction - Speculative	546	174	94,930	5	7	15	27	4.95	7,796	8.21
Construction - Custom	506	245	123,965	1	1	1	3	0.59	583	0.47
Land - Acquisition & Development	211	606	127,953	2	—	12	14	6.64	13,390	10.46
Land - Consumer Lot Loans	1,581	92	145,037	11	6	40	57	3.61	8,492	5.86
Multi-Family	1,095	617	675,334	2	3	4	9	0.82	4,475	0.66
Commercial Real Estate	927	329	305,046	3	2	6	11	1.19	4,378	1.44
Commercial & Industrial	517	287	148,565	2	—	—	2	0.39	19	0.01
HELOC	1,976	57	113,559	1	2	4	7	0.35	735	0.65
Consumer	10,124	7	68,202	160	68	56	284	2.81	1,981	2.90
	49,272		7,705,223	349	173	646	1,168	2.37%	207,513	2.69%

March 31, 2012
Single-Family Residential	32,195	185	$5,969,973	223	143	526	892	2.77%	$185,142	3.10%
Construction - Speculative	527	195	102,655	1	3	18	22	4.17	5,198	5.06
Construction - Custom	580	251	145,406	—	1	1	2	0.34	561	0.39
Land - Acquisition & Development	221	662	146,228	—	3	18	21	9.50	21,128	14.45
Land - Consumer Lot Loans	1,611	93	149,966	10	10	36	56	3.48	7,811	5.21
Multi-Family	1,120	605	677,730	—	2	5	7	0.63	5,213	0.77
Commercial Real Estate	939	311	292,143	16	4	6	26	2.77	5,365	1.84
Commercial & Industrial	536	177	94,901	3	1	2	6	1.12	6	0.01
HELOC	1,998	57	113,368	5	2	7	14	0.70	711	0.63
Consumer	10,784	7	71,080	181	69	62	312	2.89	2,087	2.94
	50,511		7,763,450	439	238	681	1,358	2.86%	233,222	3.00%

December 31, 2011
Single-Family Residential	32,704	186	$6,080,965	248	113	544	905	2.77%	$192,588	3.17%
Construction - Speculative	524	200	104,654	11	1	15	27	5.15	6,152	5.88
Construction - Custom	678	237	160,717	1	—	1	2	0.29	1,160	0.72
Land - Acquisition & Development	224	758	169,752	2	1	21	24	10.71	26,573	15.65
Land - Consumer Lot Loans	1,633	95	154,874	10	9	50	69	4.23	9,268	5.98
Multi-Family	1,131	597	675,772	3	1	7	11	0.97	8,670	1.28
Commercial Real Estate	752	550	413,343	5	—	7	12	1.60	4,583	1.11
Commercial & Industrial	487	192	93,498	2	—	3	5	1.03	50	0.05
HELOC	1,924	69	132,089	2	2	6	10	0.52	814	0.62
Consumer	11,479	6	63,243	204	109	94	407	3.55	2,257	3.57
	51,536		8,048,907	488	236	748	1,472	2.86%	252,115	3.13%

10 of 11

Washington Federal, Inc.
Fact Sheet
June 30, 2012
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	December 31, 2011			March 31, 2012			June 30, 2012
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$8,370,466	$127,480	6.06%	$8,081,677	$123,771	6.05%	$7,928,565	$118,115	5.88%
Mortgage-backed securities	3,146,219	26,296	3.33	3,541,962	28,682	3.26	3,279,476	25,101	3.08
Cash & Investments	1,014,559	2,151	0.84	932,074	2,151	0.91	1,280,386	2,167	0.67
FHLB stock	151,944	—	—	152,698	—	—	151,715	1	—

Total interest-earning assets	12,683,188	155,927	4.89%	12,708,411	154,604	4.89%	12,640,142	145,384	4.63%
Other assets	898,176			888,899			869,980

Total assets	$13,581,364			$13,597,310			$13,510,122

Liabilities and Equity
Customer accounts	8,826,157	23,949	1.08%	8,821,377	22,016	1%	8,760,578	20,902	0.96%
FHLB advances	1,961,261	20,735	4.21	1,960,358	20,516	4.21	1,958,896	20,500	4.21
Other borrowings	800,000	7,528	3.74	800,000	7,447	3.74	800,000	7,447	3.74

Total interest-bearing liabilities	11,587,418	52,212	1.79%	11,581,735	49,979	1.74%	11,519,474	48,849	1.71%
Other liabilities	90,416			101,738			70,846

Total liabilities	11,677,834			11,683,473			11,590,320
Stockholders’ equity	1,903,530			1,913,837			1,919,802

Total liabilities and equity	$13,581,364			$13,597,310			$13,510,122

Net interest income		$103,715			$104,625			$96,535

Net interest margin (1)			3.27%			3.29%			3.05%

(1)	Annualized net interest income divided by average interest-earning assets.

11 of 11